EXHIBIT 99

                                                        COLLATERAL TERM SHEETS

                                                                                           08:47   Friday, July 18, 2003   1


                                                              GSR 2003 09
                                                       Portfolio Summary Report
                                                   Prepared by Goldman, Sachs & Co.


--------------------------- ------- ----------------- ---------- -------- ------------ ---------- -------- --------- ----------
Pg   Pool Classification    Loans           Prin       Curr WAC   Am WAM     St WAM      St Age      MTR     CLTV      FICO
                                        Balance
--------------------------- ------- ----------------- ---------- -------- ------------ ---------- -------- --------- ----------
0001 3 YR                      349      $135,721,092      4.423      356          357          3       34      68.17 732.913
0002 5 YR                      545      $179,666,212      4.879      357          357          2       58      72.24 727.206
0003 7 YR                       91       $31,841,245      5.242      358          357          2       82      67.78 740.955

--------------------------- ------- ----------------- ---------- -------- ------------ ---------- -------- --------- ----------
*** TOTALS ***                 985      $347,228,549
--------------------------- ------- ----------------- ---------- -------- ------------ ---------- -------- --------- ----------


Disclaimer:

Copyright (c) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.
Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i)
copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United
Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore)
Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs
International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSR 2003 09                                                            July 18, 2003       8:47   PAGE 0001
All Loans             3  YR


------ ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------
Loans   Prin         Curr   Orig   Am    St     St     lst    Per    Life   Maxrate  MTR     Margin    OLTV      CLTV      FICO
        Balance      WAC    WAM    WAM   WAM    Age    Cap    Cap    Ca
------ ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------
  349  $135,721,092  4.423   359    356   357     3    2.081  2.000  5.979   10.402   34     2.282     68.38    68.17    732.913
------ ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------

---------------------------------------------------------------------------------------------------------------------------------
Current Rate         Principal Balance       Orig Term             7/3 Rem Term          AM WAM                  7/3 Age
---------------------------------------------------------------------------------------------------------------------------------
3.00 - 3.249%   0.29 $0 - $50,000       0.03 121 - 180 Mths   0.30 121 - 180 Mth    0.30 Missing           21.77  0         0.59
3.25 - 3.49%    1.01 $50,000 - $100,00  0.27 301 - 360 Mths  99.70 241 - 300 Mth    0.15 121 - 180 Mth      0.30  1-6      94.79
3.50 - 3.749%   3.90 $100,000 - $150,0  3.06                       301 - 360 Mth   99.55 241 - 300 Mth      0.15  6-12      2.50
3.75 - 3.99%    9.24 $150,000 - $200,0  2.13                                             301 - 360 Mth     77.77 13-24      1.85
4.00 - 4.249%  14.03 $200,000 - $250,0  3.65                                                                     25-36      0.12
4.25 - 4.49%   24.80 $250,001 - $275,0  1.18                                                                     85-96      0.15
4.50 - 4.749%  21.37 $275,001 - $350,0  9.85
4.75 - 4.99%   18.03 $350,001 - $400,0 19.53
5.00 - 5.249%   4.45 $400,001 - $450,0 13.26
5.25 - 5.49%    0.41 $450,001 - $500,0 14.05
5.75 - 5.99%    0.03 $500,001 - $550,0  8.45
6.00 - 6.249%   0.40 $550,001 - $600,0  7.55
6.25 - 6.49%    0.63 $600,001 - $650,0 10.85
6.75 - 6.99%    0.47 $650,001 - $750,0  2.03
7.00 - 7.249%   0.42 $750,001 - $850,0  1.21
7.25 - 7.49%    0.24 $850,001 - $950,0  0.70
7.50 - 7.749%   0.15 $950,001 - $1.0M   2.20
8.75 - 8.99%    0.12
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Geography            City               Zip            Orig LTV              Curr LTV
--------------------------------------------------------------------------------------------------
California     33.78 SAN DIEG    5.02   95120     1.55 0.01-50.00    12.62   0.01-50.00    12.62
Illinois        8.86 SAN JOSE    4.93   94539     1.51 50.01-60.0    13.82   50.01-60.0    13.82
Texas           6.40 CHICAGO     2.65   20878     1.46 60.01-70.0    20.95   60.01-70.0    20.95
Maryland        6.13 FREMONT     1.75   20854     1.36 70.01-75.0    15.79   70.01-75.0    16.01
Virginia        5.54 WASHINGT    1.57   48103     1.16 75.01-80.0    28.40   75.01-80.0    28.24
Arizona         5.37 ANN ARBO    1.47   94587     1.04 80.01-85.0     0.68   80.01-85.0     0.63
Colorado        4.89 GAITHERS    1.40   85268     0.95 85.01-90.0     5.07   85.01-90.0     5.22
Michigan        4.42 SCOTTSDA    1.36   22101     0.85 90.01-95.0     2.26   90.01-95.0     2.28
Florida         3.51 POTOMAC     1.36   92009     0.85 95.01-97.0     0.42   95.01-97.0     0.24
New Jersey      2.45 CINCINNA    1.17   85255     0.83
Ohio            2.34 NAPERVIL    1.12   95117     0.82
Massachuset     1.92 TUCSON      1.10   20007     0.82
Nevada          1.80 HOUSTON     1.06   89509     0.82
*More*         12.59 *More*     74.03   *More*   85.99
--------------------------------------------------------------------------------------------------

[Table continued]

---------------------------------------------------------------------------
Geography        FICO             PMI                       Doc
---------------------------------------------------------------------------
California       610-619   0.21   UNDER 80       91.63   FULL/ALT   87.99
Illinois         620-639   2.66   UNITED GUARAN   1.66   STATED     11.86
Texas            640-659   3.51   GE              1.50   UNKNOWN    0.15
Maryland         660-679   5.11   REPUBLIC        1.48
Virginia         680-699  12.36   PMI             1.41
Arizona          700-719  11.36   OVER 80 NO MI   1.20
Colorado         720-739  14.65   MGIC            0.55
Michigan         740-759  17.40   United Guara    0.32
Florida          760-779  19.29   Radian          0.26
New Jersey       780-849  13.45
Ohio
Massachuset
Nevada
*More*
---------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Property Type             Occupancy             Purpose                         IO Flag  Orig Product         Curr Product
----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY       88.61 OWNER OCCUPIED    97.12 RATE/TERM REFI 57.10             78.23 3/1            97.76 3 YR        100.00
CONDO                6.28 SECOND HOME        2.88 PURCHASE       26.15 IO          21.77 5/1             2.09
PUD                  3.15                         CASHOUT REFI   16.75                   10/1            0.15
2-4 FAMILY           1.96
----------------------------------------------------------------------------------------------------------------------------------

------------------- ------------- ------------ ------------ -------------- ----------------- ------------- ----------------------
Arm Index           Margins       1st Rate Cap Per Rate Cap  Life Adj Cap   Next Rate Adj Dt    7/3 MIR          Life Rate Cap
------------------- ------------- ------------ ------------ -------------- ----------------- ------------- ----------------------
----------- ------- ----- ------- ----- ------ ----- ------ ------- ------ --------- ------- ------- ----- -------------- -------
1 YR LIBOR   93.00  2.000   2.09  2.00  97.20  2.00  100.00  5.00     2.13  APR2005     0.27  13-24   0.39   9.00- 9.49%     1.29
1 YR CMT      7.00  2.250  90.52  3.00   0.27                6.00    97.87  JUL2005     0.12  25-36  97.77   9.50- 9.99%    13.14
                    2.750   7.39  5.00   2.26                               SEP2005     1.09  37-48   1.84  10.00-10.49%    38.90
                                  6.00   0.27                               OCT2005     0.08                10.50-10.99%    39.41
                                                                            NOV2005     0.28                11.00-11.49%     5.58
                                                                            DEC2005     1.20                11.50-11.99%     0.51
                                                                            JAN2006     0.72                12.00-12.49%     0.90
                                                                            FEB2006     2.41                12.50-12.99%     0.15
                                                                            MAR2006    16.93                14.50-14.99%     0.12
                                                                            APR2006    27.45
                                                                            MAY2006     1.98
                                                                            *More*     47.47
----------- ------- ----- ------- ----- ------ ----- ------ ------- ------ --------- ------- ------- ----- -------------- -------

Disclaimer:

Copyright (c) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.
Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i)
copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United
Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore)
Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs
International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

     Project:         GSR 2003 09                                                         July 18, 2003         8:47   PAGE 002
     All Loans           5 YR


------ ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------
Loans   Prin         Curr   Orig   Am    St     St     lst    Per    Life   Maxrate  MTR     Margin    OLTV      CLTV      FICO
        Balance      WAC    WAM    WAM   WAM    Age    Cap    Cap    Ca
------ ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------
 545   $179,666,212  4.879  360    357   357    2      4.961  2.000 5.014  9.894     58    2.251     72.42    72.24     727.206
------ ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------


---------------- -------------------------- ------------------- ------------------------ ------------------------- ----------------
Current Rate         Principal Balance            Orig Term               7/3 Rem Term             AM WAM                    7/3
                                                                                                                             Age
---------------- ----------------- -------- ----------- ------- ------------ ----------- ---------------- -------- ------- --------
                 $0 - $50,000         0.07                                               Missing            22.76   0         1.12
3.75-3.99%   0.61   $ 50,000 - $100,00   1.94  121 - 180 Mths  0.16  121 - 180 Mth      0.16  121 - 180 Mth       0.16   1-6   88.55
4.00-4.249%  1.55   $100,000 - $150,0    5.52  181 - 240 Mths  0.05  181 - 240 Mth      0.05  181 - 240 Mth       0.05   6-12   7.04
4.25-4.49%   8.09   $150,000 - $200,0    3.80  301 - 360 Mths 99.79  301 - 360 Mth     99.79  241 - 300 Mth       0.58  13-24   3.08
4.50-4.749% 25.65   $200,000 - $250,0    5.19                                                 301 - 360 Mth      76.45  49-60   0.20
4.75-4.99%  25.56   $250,000 - $275,0    1.16
5.00-5.249% 21.70   $275,000 - $350,0   10.03
5.25-5.49%   8.76   $350,000 - $400,0   18.10
5.50-5.749%  2.98   $400,000 - $450,0   16.33
5.75-5.99%   2.06   $450,000 - $500,0   12.62
6.00-6.249%  1.08   $500,000 - $550,0    6.46
6.25-6.49%   0.82   $550,000 - $600,0    4.50
6.50-6.749%  0.65   $600,000 - $650,0   10.64
6.75-6.99%   0.37   $650,000 - $750,0    1.16
7.00-7.249%  0.13   $750,000 - $850,0    0.46
                    $850,000 - $950,0    1.47
                    $950,000 - $1.0M     0.54
---------------- ----------------- -------- ------------------- ------------------------ ------------------------- ----------------

--------------------------------------------------------------------------------------------------------------------
Geography                 City                  Zip                  Orig LTV                 Curr LTV
--------------------------------------------------------------------------------------------------------------------
California       42.08    SAN JOSE      4.52    92130        2.07    0.01-50.00       8.00    0.01-50.00       8.23
Virginia          7.70    SAN DIEG      3.79    95135        1.04    50.01-60.0      12.39    50.01-60.0      12.16
Texas             6.27    WASHINGT      2.47    94526        0.95    60.01-70.0      19.81    60.01-70.0      19.81
Maryland          4.91    DALLAS        1.45    60091        0.92    70.01-75.0      11.20    70.01-75.0      11.20
Illinois          4.86    CHARLOTT      1.32    20854        0.92    75.01-80.0      28.73    75.01-80.0      29.00
Arizona           3.62    LOS ANGE      1.31    20171        0.91    80.01-85.0       2.44    80.01-85.0       2.73
North Carol       3.50    ALEXANDR      1.29    20007        0.86    85.01-90.0       7.51    85.01-90.0       7.04
Florida           3.08    SAN FRAN      1.09    95014        0.82    90.01-95.0       7.81    90.01-95.0       7.77
Colorado          2.54    NAPERVIL      1.00    94513        0.82    95.01-97.0       2.12    95.01-97.0       2.07
District of       2.47    ARLINGTO      0.99    92009        0.78
Washington        2.03    CHICAGO       0.97    94087        0.74
Michigan          1.97    SCOTTSDA      0.97    90272        0.71
Indiana           1.68    DANVILLE      0.95    94566        0.70
*More*           13.28    *More*       77.88    *More*      87.78
--------------------------------------------------------------------------------------------------------------------

 [Table continued]
---------------------------------------------------------------------------------
Geography           FICO                PMI                      Doc
---------------------------------------------------------------------------------
California          580-589     0.09    UNDER 80        80.40    FULL/ALT  90.28
Virginia            620-639     3.98    GE               5.62    STATED     9.64
Texas               640-659     5.24    REPUBLIC         4.80    UNKNOWN    0.08
Maryland            660-679     7.00    UNITED GUARAN    3.93
Illinois            680-699    15.70    OVER 80 NO MI    2.57
Arizona             700-719     8.30    MGIC             1.61
North Carol         720-739    12.08    PMI              1.07
Florida             740-759    18.19
Colorado            760-779    17.01
District of         780-849    12.40
Washington
Michigan
Indiana
*More*
---------------------------------------------------------------------------------


--------------------------- --------------------------- ---------------------- ------------- ----------------- --------------
Property                    Occupancy                   Purpose                IO Flag       Orig Product      Curr Product
Type
--------------------------- --------------------------- ---------------------- ------------- ----------------- --------------
---------------- ---------- ----------------- --------- --------------- ------ ------ ------ -------- -------- ------- ------
SINGLE FAMILY        87.39  OWNER OCCUPIED       97.07  RATE/TERM REFI  56.28         77.24   5/1     99.14    5 YR    100.00
PUD                   6.11  SECOND HOME           2.91  PURCHASE        31.43  IO     22.76   3/1     0.61
CONDO                 5.57  NON-OWNER             0.02  CASHOUT REFI    12.30                10/1     0.20
2-4 FAMILY            0.93                                                                    7/1     0.05

---------------- ---------- ----------------- --------- ---------------------- ------ ------ -------- -------- --------------

------------------- ------------ ------------- -------------- ------------ ---------------- --------------- ---------------------
Arm Index           Margins      1st Rate Cap   Per Rate Cap   Life Adj Cap    Next Rate Adj    7/3 MTR         Life Rate
                                                                                    Dt                               Cap
------------------- ------------ ------------- -------------- ------------ ---------------- --------------- ---------------------
----------- ------- ------ ----- ----- ------- ------ ------- ----- ------ ---------- ----- -------- ------ -------------- ------
1 YR LIBOR   96.28  2.000  6.78  2.00    0.61  2.00   100.00  5.00  98.56  FEB2007    1.16  37-48     3.58  8.50- 8.99%     0.61
1 YR CMT      3.72  2.250  89.50 3.00    1.03                 6.00   1.44  MAR2007    1.07  49-60    96.17  9.00- 9.49%     9.64
                    2.500  0.20  5.00   98.36                              APR2007    0.45  61-72     0.25  9.50- 9.99%    50.98
                    2.750  3.51                                            MAY2007    0.27                  10.00-10.49%   29.99
                                                                           JUN2007    0.47                  10.50-10.99%    4.54
                                                                           JUL2007    0.16                  11.00-11.49%    2.38
                                                                           AUG2007    0.80                  11.50-11.99%    1.74
                                                                           SEP2007    1.73                  12.00-12.49%    0.13
                                                                           OCT2007    1.72
                                                                           NOV2007    2.37
                                                                           DEC2007    0.26
                                                                           *More*     89.55
----------- ------- ------ ----- ----- ------- ------ ------- ----- ------ ---------- ----- -------- ------ -------------- ------

Disclaimer:

Copyright (c) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.
Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i)
copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United
Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore)
Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs
International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


     GSR 2003 09                                                                             July 18, 2003       8:47   PAGE 0003
     7 YR


 ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------
  Prin         Curr   Orig   Am    St     St     lst    Per    Life   Maxrate  MTR     Margin    OLTV      CLTV      FICO
  Balance      WAC    WAM    WAM   WAM    Age    Cap    Cap    Ca
 ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------
 $31,841,245   5.242  359    358   357     2     4.948  2.000  5.000  10.242   82     2.279     67.83    67.78     740.955

 ------------ ------- ----- ----- ------ ------ ------ ------ ------ -------- ------ --------- -------- --------- ---------

----------------------------------------------------------------------------------------------------------------------------------
Current Rate         Principal Balance        Orig Term            7/3 Rem Term          AM WAM                7/3 Age
----------------------------------------------------------------------------------------------------------------------------------
4.25 - 4.49%    2.48 $50,000 - $100,00   1.30 121 - 180 Mths  0.28 121 - 180 Mth    0.28 Missing         21.97 0             1.76
4.50 - 4.749%   5.91 $100,000 - $150,0   3.73 301 - 360 Mths 99.72 301 - 306 Mth   99.72 121 - 180 Mth    0.28 1-6          91.96
4.75 - 4.99%    9.36 $150,000 - $200,0   5.16                                            301 - 360 Mth   77.74 6-12          5.06
5.00 - 5.249%  28.90 $200,000 - $250,0   4.34                                                                  25-36         1.22
5.25 - 5.49%   25.03 $250,001 - $275,0   2.48
5.50 - 5.749%  19.14 $275,001 - $350,0   7.14
5.75 - 5.99%    6.60 $350,001 - $400,0  20.99
6.00 - 6.249%   1.37 $400,001 - $450,0  15.83
8.75 - 8.99%    1.22 $450,001 - $500,0  12.13
                     $500,001 - $550,0   3.21
                     $550,001 - $600,0   8.99
                     $600,001 - $650,0  10.00
                     $650,001 - $750,0   2.17
                     $750,001 - $850,0   2.53
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Geography                     City            Zip             Orig LTV           Current LTV
---------------------------------------------------------------------------------------------------
California            14.62   WASHINGT 4.74   95070    2.65   0.01-50.00 14.47   0.01-50.00 14.47
Virginia              13.58   ALEXANDR 3.77   78028    2.53   50.01-60.0 14.12   50.01-60.0 14.12

Texas                 11.10   SCOTTSDA 3.42   22314    2.17   60.01-70.0 25.41   60.01-70.0 25.41
Arizona               10.40   ARLINGTO 3.10   75225    2.04   70.01-75.0  7.30   70.01-75.0  7.30

New Jersey            6.57    SARATOGA 2.65   85284    2.04   75.01-80.0 28.69   75.01-80.0 28.69
Maryland              4.86    ROCKVILL 2.58   94904    2.03   80.01-85.0  1.71   80.01-85.0  2.55
District of Columbia  4 74    KERRVILL 2.53   20008    1.98   85.01-90.0  6.82   85.01-90.0  5.97
Georgia               4:67    DALLAS   2.04   20850    1.92   90.01-95.0  1.48   90.01-95.0  1.48
Missouri              4.35    TEMPE    2.04    8202    1.88
Illinois              4.15    GREENBRA 2.03   20816    1.83
Colorado              3.98    AVALON   1.88   63105    1.79
New York              2.57    BETHESDA 1.83   60061    1.76
Massachusetts         2.34    ST LOUIS 1.79   20132    1.73
*More*                12.06   *More*   65.60  *More*  73.66
---------------------------------------------------------------------------------------------------

[Table continued]
-------------------------------------------------------------------------------
Geography                FICO                            PMI   Doc
-------------------------------------------------------------------------------
California               620-639   4.52   UNDER 80      89.99   FULL/ALT  95.48
Virginia                 640-659   2.64   OVER 80 NO MI  4.29   STATED     4.52
Texas                    660-679   3.26   GE             1.60
Arizona                  680-699   4.04   UNITED GUARAN  1.57
New Jersey               700-719  14.31   PMI            1.34
Maryland                 720-739  12.80   REPUBLIC       1.21
District of Columbia     740-759  16.19
Georgia                  760-779  22.23
Missouri                 780-849  20.02
Illinois
Colorado
New York
Massachusetts
*More*
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Property Type              Occupancy                 Purpose                      TO Flag     Orig Product Curr Product
-----------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY        91.19 OWNER OCCUPIED      94.13 RATE/TERM REFI         55.83       78.03 7/1    98.78 7 YR       100.00
CONDO                 7.93 SECOND HOME          5.87 PURCHASE               27.89 IO    21.97 10/1    1.22
PUD                   0.88                           CASHOUT REFI           16.29
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Arm Index         Margins          1st Rate Cap Per Rate Cap    Life Adj Cap Next Rate Adj Dt  7/3 MTR      Life Rate Cap
----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR  91.98   2.000     4.43   2.00  0.92  2.00  100.00   5.00  100.00 SEP2009   0.75    73-84  97.03  9.00- 9-49%     2.48
1 YR CMT     8.02   2.250    87.55   3.00  1.22                              OCT2009   2.26    85-96   2.97  9.50- 9.99%    15.27
                    2.750     8.02   5.00 97.87                              NOV2009   1.29                 10.00-10.49%    53.93
                                                                             DEC2009   0.76                 10.50-10.99%    25.73
                                                                             JAN2010   0.72                 11.00-11.49%     1.37
                                                                             FEB2010   1.37                 13.50-13.99%     1.22
                                                                             MAR2010   1.82
                                                                             APR2010   1.31
                                                                             MAY2010  20.09
                                                                             JUN2010  66.65
                                                                             AUG2010   1.22
                                                                             *More*    1.76
----------------------------------------------------------------------------------------------------------------------------------

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